Organization - Additional Information (Detail)	May 24, 2022 USD ($) oz $ / shares shares	Sep. 30, 2022 shares
Common stock, shares authorized | shares		50,000
Seed Creation Units [Member]
Stock issued during period, shares, new issues | shares	100,000
Shares issued, price per share | $ / shares	$ 25
Gold [Member] | Seed Creation Units [Member]
Number of seed creation units sold per ounces of gold | oz	1,338.976
Gold deposit amount | $	$ 2,500,000
Price per ounce of gold | oz	1,867.1